SUPPLEMENT TO THE PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO RETAIL MONEY MARKET FUNDS

Wells Fargo Municipal Money Market Fund

Effectively immediately, the Wells Fargo Municipal Money Fund is no longer offered and all references to the Fund are hereby removed.

January 23, 2017                                                                                             MMR017/P1201SP